                                                                    EXHIBIT 99.2

           THE SEAGRAM COMPANY LTD. UNAUDITED QUARTERLY SUPPLEMENTARY
                 HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

     The following unaudited quarterly supplementary historical and pro forma financial information of The Seagram Company Ltd. (the "Corporation" or "Seagram") is intended solely to provide investors with additional data and should be read in conjunction with (i) the historical financial statements of Seagram contained in Seagram's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, as amended, and Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and (ii) the unaudited pro forma consolidated balance sheet as of September 30, 1998 and unaudited pro forma consolidated income statements for the fiscal year ended June 30, 1998 and the three months ended September 30, 1998 included in this Form 8-K.

     The unaudited quarterly supplementary historical and pro forma financial information which follows includes revenues, earnings before interest, taxes, depreciation and amortization of the Corporation and its consolidated subsidiaries ("EBITDA") and operating income through net income, including equity earnings from unconsolidated companies. EBITDA is a non-GAAP financial metric utilized by management and is intended solely to provide additional information to investors. The Corporation believes EBITDA provides additional information for understanding its underlying business results. The Corporation also believes EBITDA is an appropriate measure of the Corporation's operating performance, given the goodwill associated with the Corporation's acquisitions. However, EBITDA should be considered in addition to, not as a substitute for, reported revenues, operating income, net income, cash flows and other measures of financial performance in accordance with generally accepted accounting principles.

     The unaudited quarterly supplementary pro forma financial information for the fiscal year ended June 30, 1998 illustrates the effect of the sale of Tropicana Products Inc. and the Corporation's global juice business the acquisition of PolyGram N.V. (the "Acquisition") and the other transactions referred to below as if such transactions had been consummated on July 1, 1997. The unaudited supplementary pro forma financial information for the three months ended September 30, 1998 illustrates the effect of the Acquisition as if it had been consummated on July 1, 1997. For purposes of the following unaudited supplementary pro forma financial information, the total purchase price of the Acquisition includes cash consideration of $8.56 billion and the issuance of 47,904,145 common shares of the Corporation valued at $2.0 billion. The Acquisition has been accounted for as a purchase.

     The other transactions referred to in the immediately preceding paragraph are:

     - on October 21, 1997, the acquisition by Universal Studios, Inc. ("Universal") of an incremental 50% interest in the USA Networks partnership (the "USA Networks transaction"), including the Sci-Fi Channel, for $1.7 billion in cash. The USA Networks transaction was accounted for under the purchase method of accounting. The cost of the acquisition was allocated on the basis of the estimated fair market value of the assets acquired and liabilities assumed. This valuation resulted in $1.6 billion of unallocated excess of cost over fair value of assets acquired which was being amortized over 40 years, and

     - on February 12, 1998, the sale of a 50% interest in USA Networks to USA Networks, Inc. ("USAi") and the contribution of the remaining 50% interest in USA Networks and the majority of the television assets ("UTV") of Universal, including all of Universal's domestic television production and distribution operations and 50% of the international operations of USA Networks, to USANi LLC in a transaction (the "USA transaction") in which Universal received cash, 13.5 million shares of USAi (after giving effect to the 2 for 1 split of USAi stock on March 26, 1998), consisting of approximately 7.1 million shares of common stock and
       6.4 million shares of Class B common stock which, as of the date of acquisition, in the aggregate represented a 10.7% equity interest in USAi, and a 45.8% interest in the USANi LLC which is exchangeable for USAi common stock and Class B common stock. The USAi transaction resulted in $82 million of unallocated excess cost over fair value of assets acquired which is being amortized over 40 years. The investment in the
       7.1 million shares of USAi common stock held by Universal at September 30, 1998 is accounted for at market value ($138 million at September 30,1998) and has an underlying historical cost of $142 million. The investment in the 6.4 million shares of Class B common stock of USAi is carried at its historical cost of $128 million. The investment in the USANi LLC is included in investments in unconsolidated companies on the consolidated balance sheet and is accounted for under the equity method.

     No adjustment has been included in the pro forma amounts for any anticipated cost savings or other synergies.

     Pursuant to the agreement relating to the acquisition of PolyGram, Polygram has retained a financial advisor for the purpose of selling PolyGram's film division as promptly as practicable. On November 10, 1998, Seagram and PolyGram entered into an agreement with a subsidiary of Metro-Goldwyn-Mayer Inc. ("MGM") with respect to the previously announced agreement in principle to sell certain library assets of PolyGram's film division to a subsidiary of MGM following Seagram's acquisition of PolyGram. Discussions with other parties regarding the sale of certain other library assets of PolyGram's film division have taken place, and Seagram is continuing to examine strategic alternatives regarding the film division's production and distribution operations. No adjustment has been included in the pro forma amounts for any sale of PolyGram film division assets.

     The unaudited supplementary pro forma financial information of the Corporation is presented for comparative purposes only and is not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the Acquisition, the USA Networks transaction and the USAi transaction been consummated as of the dates indicated above nor does it purport to indicate results which may be attained in the future.

                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
 Unaudited Historical Quarterly Supplementary Consolidated Financial Information
                       (United States dollars in millions)

                                          First         Second          Third        Fourth          Fiscal
                                        Quarter        Quarter        Quarter       Quarter            Year
                                          Ended          Ended          Ended         Ended           Ended
                                        9/30/97       12/31/97        3/31/98        6/30/98        6/30/98
                                        -------        -------        -------        -------        -------
Revenues
     Spirits and Wine                   $ 1,027        $ 1,513        $   859        $ 1,126        $ 4,525
     Entertainment
         Filmed Entertainment               829            839            665            460          2,793
         Music                              335            434            327            365          1,461
         Recreation and Other               181            223            140            151            695
                                        -------        -------        -------        -------        -------
     Total Entertainment                  1,345          1,496          1,132            976          4,949
Total Revenues                          $ 2,372        $ 3,009        $ 1,991        $ 2,102        $ 9,474
                                        =======        =======        =======        =======        =======
EBITDA
     Spirits and Wine                       192            190             83            118        $   583
     Entertainment
         Filmed Entertainment               131             98             64             23            316
         Music                               14             46             12             12             84
         Recreation and Other                44             29             10             16             99
                                        -------        -------        -------        -------        -------
     Total Entertainment                    189            173             86             51            499
Total EBITDA                            $   381        $   363        $   169        $   169        $ 1,082
                                        =======        =======        =======        =======        =======
Operating Income
     Spirits and Wine                       165            157             52             90        $   464
     Entertainment
         Filmed Entertainment               111             64             42             12            229
         Music                              (17)            13            (19)           (21)           (44)
         Recreation and Other                22             15             (8)            (5)            24
                                        -------        -------        -------        -------        -------
     Total Entertainment                    116             92             15            (14)           209
     Corporate                              (21)           (18)           (20)           (61)          (120)
                                        -------        -------        -------        -------        -------
Total Operating Income                      260            231             47             15            553
Interest, net and other                      44             76             63             45            228
Gain on sale of Time Warner
shares                                       --             --            433            493            926
Gain on USAi transaction                     --             --            360             --            360
                                        -------        -------        -------        -------        -------
                                            216            155            777            463          1,611
Provision for income taxes                   93            114            282            149            638
Minority interest                             9              6             33             --             48
Equity earnings/(loss) from
unconsolidated companies
     Spirits and Wine                        (3)             2             (2)             4              1
     Entertainment
         Filmed Entertainment                (3)           (26)             3             (2)           (28)
         Music                                4              1             (1)            --              4
         Recreation and Other                 4             (4)           (15)            (7)           (22)
                                        -------        -------        -------        -------        -------
     Total Entertainment                      5            (29)           (13)            (9)           (46)
Total equity earnings/(loss)
from unconsolidated companies                 2            (27)           (15)            (5)           (45)
                                        -------        -------        -------        -------        -------
Income from continuing operations           116              8            447            309            880

Income from discontinued
Tropicana operations, after tax              17             20             14             15             66
                                        -------        -------        -------        -------        -------
Net Income                              $   133        $    28        $   461        $   324        $   946
                                        =======        =======        =======        =======        =======

                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
       Unaudited Historical Quarterly Supplementary Financial Information
                    Consolidated and Unconsolidated Companies
                       (United States dollars in millions)

                                              First        Second         Third        Fourth        Fiscal
                                            Quarter       Quarter       Quarter       Quarter          Year
                                              Ended         Ended         Ended         Ended         Ended
                                            9/30/97      12/31/97       3/31/98       6/30/98       6/30/98
                                            -------       -------       -------       -------       -------
Revenues
    Spirits and Wine
             Consolidated companies         $ 1,027       $ 1,513       $   859       $ 1,126       $ 4,525
             Unconsolidated companies            61            83            31            57           232
                                            -------       -------       -------       -------       -------
                                              1,088         1,596           890         1,183         4,757
    Entertainment
        Filmed Entertainment
             Consolidated companies             829           839           665           460         2,793
             Unconsolidated companies           207           231           337           358         1,133
                                            -------       -------       -------       -------       -------
                                              1,036         1,070         1,002           818         3,926
        Music
             Consolidated companies             335           434           327           365         1,461
             Unconsolidated companies            32            17             7            12            68
                                            -------       -------       -------       -------       -------
                                                367           451           334           377         1,529
        Recreation and Other
             Consolidated companies             181           223           140           151           695
             Unconsolidated companies            73            72            72            72           289
                                            -------       -------       -------       -------       -------
                                                254           295           212           223           984
    Total Entertainment
             Consolidated companies           1,345         1,496         1,132           976         4,949
             Unconsolidated companies           312           320           416           442         1,490
                                            -------       -------       -------       -------       -------
                                              1,657         1,816         1,548         1,418         6,439
Total Revenues
             Consolidated companies           2,372         3,009         1,991         2,102         9,474
             Unconsolidated companies           373           403           447           499         1,722
                                            -------       -------       -------       -------       -------
                                            $ 2,745       $ 3,412       $ 2,438       $ 2,601       $11,196
                                            =======       =======       =======       =======       =======
EBITDA
    Spirits and Wine
             Consolidated companies         $   192       $   190       $    83       $   118       $   583
             Unconsolidated companies            --             2            --             5             7
                                            -------       -------       -------       -------       -------
                                                192           192            83           123           590
    Entertainment
        Filmed Entertainment
             Consolidated companies             131            98            64            23           316
             Unconsolidated companies            27            15            51            54           147
                                            -------       -------       -------       -------       -------
                                                158           113           115            77           463
        Music
             Consolidated companies              14            46            12            12            84
             Unconsolidated companies             4             1            --             1             6
                                            -------       -------       -------       -------       -------
                                                 18            47            12            13            90
        Recreation and Other
             Consolidated companies              44            29            10            16            99
             Unconsolidated companies            19            10            12            19            60
                                            -------       -------       -------       -------       -------
                                                 63            39            22            35           159
    Total Entertainment
             Consolidated companies             189           173            86            51           499
             Unconsolidated companies            50            26            63            74           213
                                            -------       -------       -------       -------       -------
                                                239           199           149           125           712
Total EBITDA
             Consolidated companies             381           363           169           169         1,082
             Unconsolidated companies            50            28            63            79           220
                                            -------       -------       -------       -------       -------
                                                431           391           232           248         1,302
Adjustment for Unconsolidated companies         (50)          (28)          (63)          (79)         (220)
Depreciation                                    (58)          (57)          (59)          (59)         (233)
Amortization                                    (44)          (59)          (44)          (36)         (183)
Corporate                                       (19)          (16)          (19)          (59)         (113)
                                            -------       -------       -------       -------       -------
Operating Income as Reported                $   260       $   231       $    47       $    15       $   553
                                            =======       =======       =======       =======       =======

                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
 Unaudited Pro Forma Quarterly Supplementary Consolidated Financial Information
                       (United States dollars in millions)

                                     First           Second            Third           Fourth                             First
                                   Quarter          Quarter          Quarter          Quarter      Fiscal Year          Quarter
                                     Ended            Ended            Ended            Ended            Ended            Ended
                                   9/30/97         12/31/97          3/31/98          6/30/98          6/30/98          9/30/98
                                  --------         --------         --------         --------         --------         --------
Revenues
     Spirits and Wine             $  1,027         $  1,513         $    859         $  1,126         $  4,525         $  1,021
     Entertainment
         Filmed Entertainment          768              646              554              460            2,428              618
         Music                       1,691(a)         2,355(b)         1,449(c)         1,525(d)         7,020(e)         1,763(f)
         Recreation and Other          181              223              140              151              695              188
                                  --------         --------         --------         --------         --------         --------
     Total Entertainment             2,640            3,224            2,143            2,136           10,143            2,569
Total Revenues                    $  3,667         $  4,737         $  3,002         $  3,262         $ 14,668         $  3,590
                                  ========         ========         ========         ========         ========         ========
EBITDA
     Spirits and Wine             $    192         $    190         $     83         $    118         $    583         $    144
     Entertainment
         Filmed Entertainment          119               30               32               23              204               93
         Music                         105(a)           391(b)            59(c)            69(d)           624(e)           135(f)
         Recreation and Other           44               29               10               16               99               34
                                  --------         --------         --------         --------         --------         --------
     Total Entertainment               268              450              101              108              927              262
Total EBITDA                      $    460         $    640         $    184         $    226         $  1,510         $    406
                                  ========         ========         ========         ========         ========         ========
Operating Income
     Spirits and Wine                  165              157               52               90         $    464              114
     Entertainment
         Filmed Entertainment          101                9               19               12              141               75
         Music                         (98)(a)          174(b)          (146)(c)         (137)(d)         (207)(e)          (66)(f)
         Recreation and Other           22               15               (8)              (5)              24               14
                                  --------         --------         --------         --------         --------         --------
     Total Entertainment                25              198             (135)            (130)             (42)              23
     Corporate                         (21)             (18)             (20)             (61)            (120)             (14)
                                  --------         --------         --------         --------         --------         --------
Total Operating Income                 169              337             (103)            (101)             302              123
Interest, net and other                135              167              155              141              598              145
Gain on sale of Time Warner
shares                                  --               --              433              493              926               --
Gain on USAi transaction                --               --              360               --              360               --
                                  --------         --------         --------         --------         --------         --------
                                        34              170              535              251              990              (22)
Provision for income taxes              42              129              207               88              466               11
Minority interest                        1               --               25               (6)              20               (4)
Equity earnings/(loss) from
unconsolidated companies
     Spirits and Wine                   (3)               2               (2)               4                1               --
     Entertainment
         Filmed Entertainment           17               (2)               9               (2)              22               28
         Music                           1                4               (7)              (5)              (7)               2
         Recreation and Other            4               (4)             (15)              (7)             (22)              18
                                  --------         --------         --------         --------         --------         --------
     Total Entertainment                22               (2)             (13)             (14)              (7)              48
Total equity earnings/(loss)
from unconsolidated companies           19               --              (15)             (10)              (6)              48
                                  ========         ========         ========         ========         ========         ========
Net Income                        $     10(a)      $     41(b)      $    288(c)      $    159(d)      $    498(e)      $     19(f)
                                  ========         ========         ========         ========         ========         ========

                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
        Unaudited Pro Forma Quarterly Supplementary Financial Information
                    Consolidated and Unconsolidated Companies
                       (United States dollars in millions)

                                       First       Second        Third       Fourth       Fiscal        First
                                     Quarter      Quarter      Quarter      Quarter         Year      Quarter
                                       Ended        Ended        Ended        Ended        Ended        Ended
                                     9/30/97     12/31/97      3/31/98      6/30/98      6/30/98      9/30/98
                                      ------       ------       ------       ------       ------       ------
Revenues
    Spirits and Wine
       Consolidated companies         $1,027       $1,513       $  859       $1,126       $4,525       $1,021
       Unconsolidated companies           61           83           31           57          232           18
                                      ------       ------       ------       ------       ------       ------
                                      $1,088       $1,596       $  890       $1,183       $4,757       $1,039
    Entertainment
    Filmed Entertainment
       Consolidated companies            768          646          554          460        2,428          618
       Unconsolidated companies          329          409          396          358        1,492          407
                                      ------       ------       ------       ------       ------       ------
                                      $1,097       $1,055       $  950       $  818       $3,920       $1,025
    Music
       Condolidated companies          1,691(a)     2,355(b)     1,449(c)     1,525(d)     7,020(e)     1,763(f)
       Unconsolidated companies(g)        32           17            7           12           68           33
                                      ------       ------       ------       ------       ------       ------
                                       1,723        2,372        1,456        1,537        7,088        1,796
    Recreation and Other
       Consolidated companies            181          223          140          151          695          188
       Unconsolidated companies           73           72           72           72          289           87
                                      ------       ------       ------       ------       ------       ------
                                      $  254       $  295       $  212       $  223       $  984       $  275
    Total Entertainment
       Consolidated companies          2,640        3,224        2,143        2,136       10,143        2,569
       Unconsolidated companies          434          498          475          442        1,849          527
                                      ------       ------       ------       ------       ------       ------
                                       3,074        3,722        2,618        2,578       11,992        3,096
    Total Revenues
       Consolidated companies          3,667        4,737        3,002        3,262       14,668        3,590
       Unconsolidated companies          495          581          506          499        2,081          545
                                      ------       ------       ------       ------       ------       ------
                                       4,162        5,318        3,508        3,761       16,749        4,135
                                      ======       ======       ======       ======       ======       ======
EBITDA
    Spirits and Wine
       Consolidated companies         $  192       $  190       $   83       $  118       $  583       $  144
       Unconsolidated companies           --            2           --            5            7            1
                                      ------       ------       ------       ------       ------       ------
                                      $  192       $  192       $   83       $  123       $  590       $  145
    Entertainment
    Filmed Entertainment
       Consolidated companies            119           30           32           23          204           93
       Unconsolidated companies           84           38           77           54          253           78
                                      ------       ------       ------       ------       ------       ------
                                      $  203       $   68       $  109       $   77       $  457       $  171
     Music
       Consolidated companies            105(a)       391(b)        59(c)        69(d)       624(e)       135(f)
       Unconsolidated companies(g)         4            1           --            1            6            5
                                      ------       ------       ------       ------       ------       ------
                                      $  109       $  392       $   59       $   70       $  630       $  140

    Recreation and Other
       Consolidated companies             44           29           10           16           99           34
       Unconsolidated companies           19           10           12           19           60           39
                                      ------       ------       ------       ------       ------       ------
                                      $   63       $   39       $   22       $   35       $  159       $   73
    Total Entertainment
       Consolidated companies            268          450          101          108          927          262
       Unconsolidated companies          107           49           89           74          319          122
                                      ------       ------       ------       ------       ------       ------
                                      $  375       $  499       $  190       $  182       $1,246       $  384
    Total EBITDA
       Consolidated companies            460          640          184          226        1,510          406
       Unconsolidated companies          107           51           89           79          326          123
                                      ------       ------       ------       ------       ------       ------
                                      $  567       $  691       $  273       $  305       $1,836       $  529
    Adjustment for unconsolidated
     companies                          (107)         (51)         (89)         (79)        (326)        (123)
    Depreciation                         (76)         (76)         (76)         (76)        (304)         (78)
    Amortization                        (196)        (211)        (192)        (192)        (791)        (193)
    Corporate                           ( 19)        ( 16)        ( 19)        ( 59)        (113)        ( 12)
                                      ------       ------       ------       ------       ------       ------
    Operating Income                  $  169       $  337       $ (103)      $ (101)      $  302       $  123
                                      ======       ======       ======       ======       ======       ======































               NOTES TO SEAGRAM UNAUDITED QUARTERLY SUPPLEMENTARY
                 HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

(a) Includes PolyGram film division revenues of $238 million, EBITDA of ($18) million, operating loss of $22 million and net loss of $35 million for the quarter ended September 30, 1997.

(b) Includes PolyGram film division revenues of $361 million, EBITDA of $6 million, operating income of $2 million and net loss of $5 million for the quarter ended December 31, 1997.

(c) Includes PolyGram film division revenues of $235 million, EBITDA of ($26) million, operating loss of $32 million and net loss of $41 million for the quarter ended March 31, 1998.

(d) Includes PolyGram film division revenues of $78 million, EBITDA of ($46) million, operating loss of $50 million and net loss of $69 million for the quarter ended June 30, 1998.

(e) Includes PolyGram film division revenues of $912 million, EBITDA of ($84) million, operating loss of $102 million and net loss of $150 million for the twelve months ended June 30, 1998.

(f) Includes PolyGram film division revenues of $251 million, EBITDA of ($30) million operating loss of $38 million and net loss of $48 million for the quarter ended September 30, 1998.

(g)  Excludes PolyGram unconsolidated companies revenues and EBITDA.